                                                                    EXHIBIT 4(a)


                               State of Delaware

                       Office of the Secretary of State         PAGE 1
                       --------------------------------





        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF BUSINESS TRUST REGISTRATION OF "UNITED RENTALS TRUST I", FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF JULY, A.D. 1998, AT 5:30 O'CLOCK P.M.









                                            /s/  Edward J. Freel
[SEAL OF THE SECRETARY'S                  ___________________________________
     OFFICE]                              Edward J. Freel, Secretary of State

                                          AUTHENTICATION:       9211502

                                          DATE:                 07-22-98

                         CERTIFICATE OF TRUST

        The undersigned, the trustees of United Rentals Trust I, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C.
                                                                  ---  -
3810, hereby certify as follows:

        (a) The name of the business trust being formed hereby (the "Trust") is United Rentals Trust I.

        (b) the name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:


            The Bank of New York (Delaware)
            White Clay Center
            Newark, Delaware 19711.

            Attention: Corporate Trust Department

        (c) This Certificate of Trust shall be effective as of the date of filing.


Dated: July 21, 1998






                                         /s/  Michael J. Nolan
                                   --------------------------------
                                   Name:    Michael J. Nolan
                                   Title:   Administrative Trustee



                                   --------------------------------
                                   Name:
                                   Title:   Administrative Trustee



                                   --------------------------------
                                   Name:
                                   Title:   Administrative Trustee



                                   The Bank of New York (Delaware),
                                   as Delaware Trustee



                                   By:
                                       ----------------------------
                                   Name:
                                   Title:



                                                              STATE: OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 05:30 PM  7/22/1998
                                                             981285189 - 2924057

                             CERTIFICATE OF TRUST


        The undersigned, the trustees of United Rentals Trust I, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C (S)
                                                                  ---  -
3810, hereby certify as follows:

        (a) The name of the business trust being formed hereby (the "Trust") is United Rentals Trust I.

        (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                The Bank of New York (Delaware)
                White Clay Center
                Newark, Delaware 19711

                Attention:  Corporate Trust Department

        (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:  July 21, 1998




                                        --------------------------------------
                                        Name:
                                        Title:  Administrative Trustee




                                               /s/ John N. Milne
                                        --------------------------------------
                                        Name:  John N. Milne
                                        Title:  Administrative Trustee



                                               /s/ Robert P. Miner
                                        --------------------------------------
                                        Name:      Robert P. Miner
                                        Title:  Administrative Trustee




                                        The Bank of New York (Delaware),
                                        as Delaware Trustee


                                        By:-----------------------------------
                                        Name:
                                        Title:

                             CERTIFICATE OF TRUST


        The undersigned, the trustees of United Rentals Trust I, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C (S)
                                                                  ---  -
3810, hereby certify as follows:

        (a) The name of the business trust being formed hereby (the "Trust") is United Rentals Trust I.

        (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                The Bank of New York (Delaware)
                White Clay Center
                Newark, Delaware 19711

                Attention:  Corporate Trust Department

        (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:  July 21, 1998




                                        --------------------------------------
                                        Name:
                                        Title:  Administrative Trustee





                                        --------------------------------------
                                        Name:
                                        Title:  Administrative Trustee





                                        --------------------------------------
                                        Name:
                                        Title:  Administrative Trustee




                                        The Bank of New York (Delaware),
                                        as Delaware Trustee


                                        By:  /s/ Mary Jane Morrissey
                                           __________________________________
                                        Name:  Mary Jane Morrissey
                                        Title: Authorized Signatory